                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported) August 10, 2004
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                                   ALTEON INC.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-16043                    13-3304550
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 (State or Other Juris-           (Commission                 (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)

 6 Campus Drive, Parsippany, New Jersey                             07054
(Address of Principal Executive Offices)                          (Zip Code)

        Registrant's telephone number, including area code (201) 934-5000
                                                           --------------


            --------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

      KPMG LLP ("KPMG") has informed Alteon that it resigned as Alteon's principal accountants effective August 10, 2004.

      KPMG's audit reports on Alteon's financial statements as of and for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During Alteon's two most recent fiscal years ended December 31, 2003 and the subsequent interim period through the date of KPMG's resignation, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement(s) in connection with its report, and (ii) there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

      Alteon provided KPMG with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested KPMG to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above. Attached as Exhibit 16 is a copy of KPMG's letter to the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

            16 Letter from KPMG LLP to the Securities and Exchange Commission dated August 13, 2004.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Alteon Inc.


                              By:  /s/ Kenneth I. Moch
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                                   Kenneth I. Moch
                                   Chairman, President & CEO

Dated:  August 13, 2004